SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                                IBT Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
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


                          [HOLDING COMPANY LETTERHEAD]








March 17, 2000

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of IBT Bancorp, Inc., I cordially invite you to attend the 2000 annual meeting of stockholders to be held at the Irwin Masonic Hall, located at 415 Main Street, Irwin, Pennsylvania, on Tuesday, April 18, 2000 at 2:00 p.m. The attached Notice of Annual Meeting of Stockholders and proxy statement describe the formal business to be transacted at the meeting.

         The matters to be considered by stockholders at the meeting are described in the accompanying material. The Board of Directors has determined that these matters are in the best interest of the company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.
                               ---

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.

                                    Sincerely,


                                    /s/J. Curt Gardner
                                    --------------------------------------------
                                    J. Curt Gardner
                                    President

--------------------------------------------------------------------------------
                                IBT BANCORP, INC.
                                 309 MAIN STREET
                            IRWIN, PENNSYLVANIA 15642
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 18, 2000
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Meeting") of IBT Bancorp, Inc. (the "Company"), will be held at the Irwin Masonic Hall, located at 415 Main Street, Irwin, Pennsylvania, at 2:00 p.m., local time, on Tuesday, April 18, 2000.

         The Meeting is for the purpose of considering and acting upon the following matters:

                  1.       The election of three directors of the Company;

                  2.       The approval of a stock option plan; and

                  3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting is held. Stockholders of record at the close of business on February 25, 2000, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Charles G. Urtin
                                              ----------------------------------
                                              CHARLES G. URTIN, SECRETARY

Irwin, Pennsylvania
March 17, 2000


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO OBTAIN A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                IBT BANCORP, INC.

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 18, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors" or the "Board") of IBT Bancorp, Inc. (the "Company"), the holding company of Irwin Bank & Trust Company of Pennsylvania (the "Bank"), to be used at the 2000 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Irwin Masonic Hall, located at 415 Main Street, Irwin, Pennsylvania on Tuesday, April 18, 2000, at 2:00 p.m., local time. The accompanying Notice of Meeting and this proxy statement are being mailed to stockholders on or about March 17, 2000.

         At the Meeting, stockholders will consider and vote upon the election of three directors and the approval of a stock option plan. The Board of Directors of the Company knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

Voting Securities

         Stockholders of record as of the close of business on February 25, 2000 (the "Record Date") are entitled to one vote for each share of common stock of the Company ("Common Stock") then held. As of the Record Date, the Company had 3,003,003 shares of Common Stock issued and outstanding.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes to constitute a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes cast (a greater number of votes than other candidates, if any), without respect to proxies as to which authority to vote for the nominee is withheld.

         As to the adoption of the stock option plan as set forth in Proposal II and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: vote FOR the item, (ii) vote AGAINST the item, or (iii) vote to ABSTAIN on the item. The approval of the stock option plan and all other matters, unless otherwise required by law, will be determined by a majority of votes cast affirmatively or negatively without regard to broker non-votes. Proxies marked ABSTAIN will be treated as a vote cast.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). Based upon such reports and information provided by the Company's transfer agent, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the Common Stock beneficially owned by executive officers and directors of the Company as a group. Management knows of no persons who owned more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                         Percent of Shares
                                                 Amount and Nature of     of Common Stock
Name of Beneficial Owner                         Beneficial Ownership       Outstanding
------------------------                         --------------------       -----------

All executive officers and directors as a group       345,898 (1)                11.5
  (9 persons)


------------------
(1) Reflects sole voting and dispositive power over 289,002 shares and shared voting and dispositive power over 56,896 shares. Excludes 58,092 shares of Common Stock held by ITrust & Co. ITrust & Co. was formed by the Bank to act as the record holder for the clients of the Bank's trust department. Directors Gardner, Rebich and Whisner serve as the trust committee of ITrust & Co. This committee acts as a fiduciary in directing the voting and disposition of securities held in the accounts of trusts and estates. This committee had the authority to exercise shared voting and dispositive power with respect to 25,200 shares and sole voting and dispositive power over 32,892 shares on the Record Date. Beneficial ownership is disclaimed over all shares held by Itrust & Co.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1999 fiscal year, other than the late filing by Mr. Urtin of a Form 4 to report one transaction.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The articles of incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of nine members. As a result, three directors will be elected at the Meeting to serve for three-year terms, as noted below, or until respective successors have been elected and qualified.

         Messrs. Thomas Beter, William D. Fawcett and Edwin A. Paulone have been nominated by the Board of Directors to serve as directors. All nominees are currently members of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason the nominees might be unable to serve.

         The following table lists the existing directors and nominees, their names, ages, the year they first became a director of the Company or the Bank, and the expiration date of their current term as a director and the number and percentage of shares of Common Stock beneficially owned. Each director of the Company is also a director of the Bank.

                                                                                               Shares of
                                Age at                                       Current           Common Stock     Percent
                             December 31,       Year First Elected or        Term to          Beneficially         of
Name                           1999                 Appointed(1)             Expire              Owned(2)       Class(2)
----                           ----                 ------------             ------           -------------     --------
                                        BOARD NOMINEES FOR TERM TO EXPIRE IN 2002

Thomas Beter                      71                    1996                   2000             80,654(3)         2.7
William D. Fawcett                67                    1983                   2000             34,950            1.2
Edwin A. Paulone                  75                    1969                   2000              8,820             *

                                             DIRECTORS CONTINUING IN OFFICE

Robert Rebich, Jr.                58                    1991                   2001            102,315(4)         3.4
Grant J. Shevchik                 48                    1992                   2001              6,598(5)          *
Charles G. Urtin                  53                    1998                   2001             14,681(6)          *
J. Curt Gardner                   61                    1980                   2002             19,800(4)(7)       *
Richard L. Ryan                   69                    1968                   2002              7,607(8)          *
Robert C. Whisner                 71                    1969                   2002             70,473(4)(9)      2.3

--------------
(1) Refers to the year the individual first became a director of the Bank or Company. All directors of the Bank as of August 1986 became directors of the Company when it was incorporated in August 1986.
(2) As of the Record Date for each owner, reflects sole voting and dispositive power over all shares, unless otherwise indicated. Ownership of less than 1% of the Common Stock is shown by an "*".
(3)  Reflects shared voting and dispositive power with respect to 19,920 shares.
(4) Excludes 58,092 shares of Common Stock held by ITrust & Co. ITrust & Co. was formed by the Bank to act as the record holder for the clients of the Bank's trust department. Directors Gardner, Rebich and Whisner serve as the trust committee of Itrust & Co. This committee acts as a fiduciary in directing the voting and disposition of securities held in the accounts of trusts and estates. This committee had the authority to exercise shared voting and dispositive power with respect to 25,200 shares and sole voting and dispositive power over 32,892 shares on the Record Date. Beneficial ownership is disclaimed over all shares held by Itrust & Co.
(5)  Reflects shared voting and dispositive power with respect to 1,300 shares.
(6)  Reflects shared voting and dispositive power with respect to 14,381 shares.
(7)  Reflects shared voting and dispositive power with respect to 18,945 shares.
(8)  Reflects shared voting and dispositive power with respect to 1,000 shares.
(9)  Reflects shared voting and dispositive power with respect to 1,350 shares.

Biographical Information

         The principal business experience of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

         Thomas Beter, Sr. Prior to his retirement in 1995, Mr. Beter was the owner and operator of a Shop'n'Save grocery store.

         William D. Fawcett. Mr. Fawcett is the president and is a director of Lee, Thomson, Fawcett, a bottler of pickles and jellies.

         J. Curt Gardner. Mr. Gardner is the president of the Company. Effective December 31, 1998, Mr. Gardner retired as the president and chief executive officer of the Bank and as the chief executive officer of the Company.

         Edwin A. Paulone. Mr. Paulone is vice president of Irwin Builders Supply Co.

         Robert Rebich, Jr. Prior to his retirement in 1995, Mr. Rebich was a general manager of Parker Hannifin Corp.

         Richard L. Ryan. Mr. Ryan is president and chief executive officer of Ryan Moving and Storage, Inc. of Pittsburgh. Mr. Ryan is Chairman of the Board of Directors of the Company and the Bank.

         Grant J.  Shevchik.  Dr.  Shevchik is a  physician  with  Partners  for
Health.

         Charles G. Urtin. Mr. Urtin is the executive vice president, secretary and treasurer of the Company. On December 31, 1998, Mr. Urtin became the president and chief executive officer of the Bank. Prior to that date, Mr. Urtin was the executive vice president, secretary-treasurer and chief operating officer of the Bank. Mr. Urtin became the chief executive officer of the Company on January 1, 1999.

         Robert C. Whisner. Mr. Whisner is the president, chief executive officer and a director of Airtek Incorporated, a manufacturer of electric generators. Mr. Whisner is also a director of Remote Controls, Inc.

Meetings and Certain Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. During the fiscal year ended
December 31, 1999, the Board of Directors of the Company held seven regular meetings and one special meeting. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

         The audit committee, a standing committee, is comprised of directors Paulone, Ryan and Shevchik, three non-employee members of the Board of Directors. The audit committee annually selects the independent auditors and meets with the accountants to discuss the annual audit. The audit committee is further responsible for internal controls for financial reporting. This committee does not have a written charter. The committee met four times in fiscal year 1999.

         The nominating committee is comprised of the entire Board of Directors. The nominating committee is not a standing committee. The committee selects nominees for director prior to the annual meeting. The committee will consider nominees recommended by stockholders but has no procedures in effect concerning a recommendation. Nominations from stockholders must be made in writing and received by the secretary no later than 60 days before the meeting date. The nomination must include the name, address and occupation of the nominee, the number of shares that will be voted in favor of the nominee and the name, address and Common Stock ownership of the nominating stockholder. The committee held one meeting during fiscal year 1999.

         The compensation committee of the Bank is comprised of directors Fawcett, Gardner, Rebich and Ryan. The committee is a standing committee. The committee recommends to its board of directors a salary for the president, approves officer salary adjustments and establishes salary ranges for other employees. The committee held two meetings during fiscal year 1999.

--------------------------------------------------------------------------------
                       DIRECTOR AND EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         The directors of the Company are not compensated. However, each non-employee director of the Bank, received a fee of $1,000 for each meeting attended for the year ended December 31, 1999. Each member of a board committee (other than employees who are also directors), receive a fee of $250 per committee meeting attended, except members of the executive committee are paid a fee of $500 per meeting attended. For 1999, board and committee fees totaled $159,200. All directors of the Bank were, prior to 1995, eligible to defer receipt of board fees earned prior to 1995 until a later date, such as following retirement or reaching a certain age. Directors Paulone, Whisner, Fawcett and Gardner participate in this program that provides a guaranteed net rate of return over a specified time period for the fees deferred. Similar to an annuity, this program is funded by the Bank. During 1999, this program resulted in payments to Director Paulone of $6,916 and to Director Whisner of $11,276.

         In addition, the Bank pays life insurance premiums for Directors Fawcett, Gardner, Paulone and Whisner. The Bank's payments are reduced by the amount of dividends accrued in the related insurance policies. During 1999, after payment of these accrued dividends from the policies of the individuals, the Bank's payments totaled $7,200 for each of Directors Gardner, Paulone and Whisner and $12,483 for Director Fawcett.

         Upon his retirement on December 31, 1998, the Bank entered into an agreement with Mr. Gardner to pay him $2,000 per month for 50 months, plus continuation of medical coverage for him and his spouse until they each attain age 65.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company. No other officer had a salary and bonus during the fiscal year ended December 31, 1999 that exceeded $100,000 for services rendered in all capacities to the Company and the Bank.

                                                                       Annual Compensation(1)
                                          ---------------------------------------------------------------------
                                                                            Other Annual           All Other
Name and Principal Position        Year      Salary          Bonus        Compensation (2)      Compensation(3)
---------------------------        ----      ------          -----        ----------------      ---------------

Charles G. Urtin                   1999     $100,000        $ 9,306             --                  $1,500
Executive Vice President and       1998       88,913         11,815             --                   1,327
Chief Executive Officer

-----------------
(1)  All compensation was paid by the Bank.
(2) For perquisites and other personal benefits, aggregate value does not exceed the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year. For the periods presented, there were no
     (a) payments of earnings with respect to long term incentive plans prior to settlement or maturity; (b) tax payment reimbursements; (c) preferential discounts on stock, or (d) earnings deferred at the election of the officer.
(3) For 1999 and 1998, consists of contributions to the 401(k) plan by the Bank of $1,500 and $1,327.

         Severance Agreements. The Bank has entered into a change in control severance agreement with Charles Urtin, its President and Chief Executive Officer. The agreement is for a three year term. The agreement may be terminated by the Bank for just cause, as that term is defined in the agreement, or for no cause. If Mr. Urtin's employment is terminated without just cause in connection with, or within two years after, any change in control of the Bank or the Company, he will be paid a lump sum equal to 2.99 times his average annual taxable compensation paid during the five years prior to the change in control. If that event had occurred at December 31, 1999, the payment would have equaled approximately $264,000. The payment that would be made would be an expense to the Bank and reduce net income and capital by that amount. The agreement may be renewed annually by the board of directors upon a determination of satisfactory performance within the board's sole discretion. The Bank has entered into agreements with two other officers of the Bank which are virtually identical to the agreement for Mr. Urtin except that the lump sum payment is one or two times compensation rather than 2.99 times compensation. In the event of a change in control as of December 31, 1999, the lump sums under these two additional agreements would have totaled approximately $192,000.

         Compensation Committee Interlocks and Insider Participation. The Compensation Committee consisted of Directors Rebich, Fawcett, Gardner and Ryan at December 31, 1999. No member of the Committee is, or was during 1999, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 1999, a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer. Mr. Gardner is an officer of the Company and a former officer of the Bank.

         Pension Plan. The Bank maintained one non-contributory defined benefit pension plan for its employees prior to 1995 (Plan #1). In 1995, various plan assumptions were changed which resulted in a reduction in benefits for older and long-standing employees. To compensate for this, a supplemental non-qualified plan was installed for those employees so affected (Plan #2). The Bank's funding policy is to contribute annually the maximum amount that can be deducted for federal income purposes for Plan #1. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. Assets for the plans are primarily invested in U.S. Government obligations, corporate obligations and equity securities whose valuations are subject to market fluctuations.

         For employees who attained age 50 and completed 10 years of service prior to December 31, 1994, benefits under Plan #1 and #2 will be calculated at normal retirement at age 65 as a monthly benefit equal to the sum of 1.1% of average monthly compensation multiplied by years of service (with a maximum of 44 years), plus .65% of average monthly compensation in excess of the social security taxable wage base for each year multiplied by years of service (not to exceed 35 years). Effective October 15, 1994,the pension formula was revised to
 .8% rather than 1.1% of average monthly compensation, as noted above, for all employees, except those who attained age 50 and completed 10 years of service prior to December 31, 1994.

         Benefits are payable in the form of various annuity alternatives, including a joint and survivor option. For the pension plan year ended December 31, 1999, the highest permissible annual benefit under the Internal Revenue Code is $160,000.

         Mr. Charles G. Urtin has 15 years of service and will have 27.17 years of service at his expected retirement date of January 1, 2012, at age 65. Based upon his 1999 compensation level, his projected monthly benefit payable at his normal retirement date will be approximately $1,800. This benefit will be payable for his lifetime. Mr. Urtin will also be entitled to a monthly benefit from the supplemental plan in the amount of approximately $1,000.

Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Bank, with the Board of Directors, has designed the compensation and benefit plans for all employees and officers in order to attract and retain individuals who have the skills, experience and work ethic to provide a coordinated work force that will effectively and efficiently carry out the policies adopted by the Board of Directors and to manage the Company and its subsidiary to meet the Company's mission, goals and objectives. The Company does not separately compensate its employees so the committee effectively acts for the Company.

         To determine the compensation and benefit plans of employees and officers, the committee recommends the salary of the President of Irwin Bank & Trust Company to the Board for approval. The President recommends officer salary adjustments to the Compensation Committee for their approval and is responsible for establishing salary ranges for all other employees. The Committee reviews
(i) the financial performance of the bank over the most recently completed fiscal year (including ROA, ROE, G & A expense, CAMELS rating, quality of assets, risk exposure and compliance rating) compared to results at comparable companies within the industry and (ii) the compensation of the President compared to the compensation levels of person with similar duties and responsibilities at comparable companies within the industry. The Compensation Committee evaluates all factors subjectively in the sense that they do not attempt to tie any factors to a specific level of compensation.

         All full-time employees and officers participate in the Bank's medical insurance plan, long-term disability plan, defined benefit pension plan and group life insurance plan. The Bank also provides to all employees and officers a contributory 401(k) tax-deferred savings plan. The Compensation Committee of the Bank recommends all compensation and benefit plans to the full Board for approval annually.

         Report of Chief Executive Officer Compensation. The CEO's compensation is based on the same factors as those applied to other officers and employees, however, more emphasis is placed on the general health of the Bank and the Company, and their financial performance. The CEO's salary was increased by 12.47% in 1999. Prospectively, the compensation package will reflect a range based on like-sized, like-position comparables within the industry and the geographical region, tempered by the performance of the individual and the Company.

                      William D. Fawcett
                      J. Curt Gardner
                      Robert Rebich
                      Richard L. Ryan


Stock Performance Graph

         The following graph compares the cumulative total shareholder return on the Common Stock with (a) the cumulative total shareholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total shareholder return on stocks included in the Nasdaq Bank index, as prepared by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of December 31, 1994 and the reinvestment of dividends.

                                [OBJECT OMITTED]

                                Plotting Points
======================== ============ ============ ============= ============ ============ =============
                            12/31/94     12/31/95      12/31/96     12/31/97     12/31/98      12/31/99
                            --------     --------      --------     --------     --------      --------
------------------------ ------------ ------------ ------------- ------------ ------------ -------------
CRSP Nasdaq U.S. Index      $ 100.00      $141.33       $173.89      $213.07      $300.25       $542.43
------------------------ ------------ ------------ ------------- ------------ ------------ -------------
CRSP Nasdaq Bank Index        100.00       149.00        196.73       329.39       327.11        314.42
------------------------ ------------ ------------ ------------- ------------ ------------ -------------
IBT Bancorp, Inc.             100.00       100.08        125.83       153.27       292.84        371.60
======================== ============ ============ ============= ============ ============ =============

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. Although loans to employees are granted on more favorable terms than those available to other customers, all loans to directors have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
              PROPOSAL II - APPROVAL OF THE 2000 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

         The Company's Board of Directors has adopted the 2000 Stock Option Plan. The Option Plan is subject to approval by the Company's stockholders. Pursuant to the Option Plan, up to 300,000 shares of Common Stock, approximately 10% of the Common Stock outstanding, are to be reserved for issuance by the Company upon exercise of stock options that may be granted to officers, directors, key employees and other persons from time to time. The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to them to promote the success of the Company and the Bank. The Option Plan, which becomes effective upon approval by the stockholders of the Company, provides for a term of ten years, after which time no awards may be made. The following summary of the material features of the Option Plan is qualified in its entirety by reference to the Option Plan attached as Appendix A to this proxy statement.

         The Option Plan will be administered by the Board of Directors or a committee of at least three non-employee directors appointed by the Company's Board of Directors (the "Option Committee"). The Option Committee will select the individuals to be granted options (the "Optionees") and the number of options to be granted. Grants are provided at no cost to the Optionees. It is anticipated that grants will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code ("Code") and that do not normally result in tax deductions to the Company) or Non-Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options. Further, the Company will receive no consideration upon exercise other than the option exercise price per share.

         Shares issuable under the Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan will continue in effect for a term of ten years from the date the plan is approved by stockholders.

Interest of Certain Persons

         Employees, officers, and directors of the Company and the Bank have an interest in the adoption of the Option Plan because they may be granted stock options. See "Voting Securities and Principal Holders Thereof" for information regarding the number of shares of Common Stock beneficially owned by executive officers and Directors.

Stock Options

         The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee or director of the Company for any reason other than retirement, disability or death, an exercisable Option will be exercisable only through the end of employment or director service but in no event after the expiration date of the option. In the event of the disability or death of an Optionee during employment or director service, an exercisable Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise Options on the date of termination. Similarly, in the event of retirement, the Optionee has up to two years after retirement to exercise the Option.

         The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the fair market value of the Common Stock covered by the Option on the date of grant. For purposes of determining the fair market value of the Common Stock, the exercise price per share of the Option will be not less than the mean between the last bid and ask price on the date the Option is granted or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no bid and ask price is available, then the exercise price per share will be determined in good faith by the Option Committee. If an officer or employee owns more than ten percent of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price will not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option which are not inconsistent with the terms of the Option Plan or the requirements for qualification as an Incentive Stock Option, if the Option is intended to qualify as an incentive stock option.

         No shares of Common Stock will be issued upon the exercise of an Option until full payment has been received by the Company, and no Optionee will have any of the rights of a stockholder of the Company until shares of Common Stock are issued to the Optionee. Upon the exercise of an Option, the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. The cash payment will be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option and will be in exchange for the cancellation of the Option.

         The Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no modification, extension or renewal will confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new Option at that time, and will not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the Option Plan.

Awards

         The Board or the Option Committee will from time to time determine the officers, directors, key employees and other persons who will be granted awards, the award to be granted to any participant, and whether the awards will be Incentive Stock Options and/or Non-Incentive Stock Options. In making this determination, the Board or the Option Committee may consider several factors including prior and anticipated future job duties and responsibilities, job performance, the Company's financial performance and a comparison of awards given by other financial institutions. It is anticipated that awards to non-employee directors will be immediately exercisable and awards to employees will vest over a three year period and that awards to directors and employees will remain exercisable for a period of up to ten years from the date of grant, subject to continued director service or employment. Participants who have been granted an award may be granted additional awards. However, a non-employee director may not receive awards of more than 4% of the Shares available under the Option Plan. Non-employee directors may not, as a group, receive awards totaling more than 30% of the Shares available under the Option Plan. No single employee may receive awards totaling more than 20% of the Shares available under the Option Plan.

         No determination has been made as to any awards to be made under the Option Plan.

Effect of Mergers, Change of Control and Other Adjustments and Anti-Takeover Aspects

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, will have the power, prior to or subsequent to the action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of the Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems appropriate. However, no action may be taken by the Option Committee without the consent of the Optionee that would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of Section 422 of the Code.

         The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the Option Plan. In the case of a change in control of the Company, all outstanding options become immediately exercisable. A change in control is defined to include (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company if the Company is not the surviving entity;
(iii) a change in control of the Company; or (iv) the acquisition, directly or indirectly, of the beneficial ownership of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation does not apply to the purchase of shares by underwriters in connection with a public offering of Company stock.

         In the event of a change in control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of the change in control: (i) provide that Options will be assumed, or equivalent options will be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that:
(A) any Substitute Options exchanged for Incentive Stock Options meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of Substitute Options constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or the securities are exempt from registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of Substitute Options will not constitute Registered Securities, then the Optionee will receive, upon the change in control, a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the change in control multiplied by the number of shares of Common Stock subject to surrendered Options, and (2) the aggregate exercise price of all surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the change in control, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all of the surrendered Options.

         The provisions of the Option Plan related to a change in control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following the exercise of Options. The power of the Option

Committee to make adjustments, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Option Plan specifically for anti-takeover purposes. The Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock. In addition, the exercise of Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination

         The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board may increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless the action of the Board is subject to approval or ratification by the stockholders of the Company.

Possible Dilutive Effects

         The Common Stock issuable may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 300,000 shares of Common Stock), then the dilutive effect to ownership of current stockholders would be approximately 9.1%.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Option Plan will have the following consequences:

          1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee or entitle the Company to a tax deduction at the time of grant.

          2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee or entitle the Company to a deduction at the time of exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that the shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

          3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

          4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes ordinary income.

          5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's proxy statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

Accounting Treatment

         The Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an Option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding Options which are exercisable under the Option Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis.


Stockholder Approval

         Stockholder approval of the Option Plan is being sought in order to qualify the Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act, and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code. An affirmative vote of the holders of a majority of the total votes cast at the Meeting in person or by proxy is required to constitute stockholder approval of this Proposal II.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2000
STOCK OPTION PLAN.                                 ---

--------------------------------------------------------------------------------
                               AUDITOR INFORMATION
--------------------------------------------------------------------------------

         Edwards Leap & Sauer was the Company's independent public accountant for the 1999 fiscal year. The Board of Directors expects to renew the Company's arrangement with Edwards Leap & Sauer for the year ended December 31, 2000. A representative of Edwards Leap & Sauer is expected to be present at the meeting, will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

         The Company's 1999 Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the annual meeting of stockholders for the fiscal year ending December 31, 2000, all stockholder proposals must be received at the Company's office at 309 Main Street, Irwin, Pennsylvania 15642, no later than November 17, 2000.

         In addition, the proxy solicited by the Board of Directors for the annual meeting of stockholders for the fiscal year ending December 31, 2000 will confer discretionary authority to vote on any stockholder proposal presented at that meeting unless the Company is provided with notice of a proposal no later than January 31, 2001.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1999 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, IBT Bancorp, Inc., 309 Main Street, Irwin, Pennsylvania 15642.




                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Charles G. Urtin
                                              ----------------------------------
                                              CHARLES G. URTIN, SECRETARY

Irwin, Pennsylvania
March 17, 2000

                                                                       Exhibit A

                                IBT BANCORP, INC.

                             2000 STOCK OPTION PLAN


         1. Purpose of the Plan. The Plan shall be known as the IBT Bancorp, Inc. ("Company") 2000 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, key employees and other persons providing services to the Company, or any present or future parent or subsidiary of the Company to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

          2. Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

                  "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

                  "Bank" shall mean Irwin Bank & Trust Company, or any successor corporation thereto.

                  "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

                  "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company, as otherwise defined or determined by the Pennsylvania Department of Banking, or regulations promulgated by it; or
(iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                  "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.


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                  "Common Stock" shall mean the common stock of the Company,  or any successor or parent corporation thereto.

                  "Company" shall mean the IBT Bancorp, Inc., the parent corporation of the Bank, or any successor or Parent thereof.

                  "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

                  "Director" shall mean a member of the Board of the Company, or any successor or parent corporation thereto.

                  "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or the Parent in his then current capacity as determined by the Committee.

                  "Effective Date" shall mean the date specified in Section 13 hereof.

                  "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

                  "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date.

                  "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

                  "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

                  "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                  "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.


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                  "Optionee"  shall mean any person  who  receives  an Option or
Award pursuant to the Plan.

                  "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Sections 424(e) and (g) of the Code.

                  "Participant" means any director, officer or key employee of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                 "Plan" shall mean the IBT Bancorp, Inc. 2000 Stock Option Plan.

                  "Retirement" for an Employee shall mean termination of service in all capacities as an Employee following attainment of not less than age 55 and completion of not less than 15 years of Service to the Company or the Bank. Service to the Company or the Bank rendered prior to the Effective Date shall be recognized in determining eligibility to meet the requirements of Retirement under the Plan. "Retirement" for a Director shall mean termination of service as a Director.

                  "Share" shall mean one share of the Common Stock.

                  "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and
(g) of the Code.

          3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 11 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 300,000 Shares. Such Shares may either be from authorized but unissued shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

         4.       Six Month Holding Period.

                  Subject to vesting requirements, if applicable, except in the event of death or Disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

          5.      Administration of the Plan.

                  (a) Composition of the Committee. The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than three Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR ss.240.16b-3 to the extent feasible.

                  (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable

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for the  administration  of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

                  The President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

                  (c)      Effect  of  Committee's  Decision.   All   decisions,
determinations  and   interpretations  of  the  Committee  shall  be  final  and conclusive on all persons affected thereby.

          6.      Eligibility for Awards and Limitations.

                  (a) The Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to each such persons, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                  (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this
Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

                  (c) In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan pursuant to
Section 3 herein or more than 4% to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 20% of the total number of Shares authorized for delivery under the Plan.

          7. Term of the Plan. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to
Section 16 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

          8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each

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Incentive  Stock Option  granted  pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                  (a)      Option Price.

                            (i)     The price per Share at which each  Incentive
Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

                           (ii)     In the case of an Employee who  owns  Common
Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

                  (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

                  (d)  Exercise  Generally.  Except  as  otherwise  provided  in
Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, one-third of a grant of Options will be first exercisable on the one year anniversary of the date of grant and one-third annually thereafter during such periods of service as an Employee.

                  (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of

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the exercise of the Option and the third party  purchaser of the Optioned  Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

                  (f) Transferability. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

          9. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

                  (a)  Option   Price.   The  price  per  Share  at  which  each
Non-Incentive Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Non-Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Non-Incentive Stock Option is granted.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

                  (c) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

                  (d) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be exercisable at the rate of 100% on the date of grant.

                  (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.


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                  (f)  Transferability.  Any Non-Incentive  Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10. Effect of Termination of Employment, Disability, Death and Retirement on Incentive and Non-Incentive Stock Options.

                  (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Retirement, Disability or death, all of any such Optionee's Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or
(ii): (i) the respective expiration dates of any such Options, or (ii) the date of such termination of employment, or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director of the Bank or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

                  (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Options at the date of such termination of employment.

                  (c) Death. In the event of the death of an Optionee, any Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Options at the date of death. For purposes of this Section 10(c), any Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

                  (d) Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

                  (e) Termination of Options; Vesting Upon Retirement. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Option granted under the Plan to any Optionee whose employment or director service with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Option, and all rights to

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purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period. Notwithstanding the foregoing, the Committee may authorize at the time of the grant of an Option that such Award shall be immediately 100% exercisable upon the Retirement of the Optionee. Such Options shall, as of the date of Retirement, remain exercisable for the remaining term, but in no event for a period beyond two (2) years from the date of Retirement.

         11. Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

                  (a) Adjustment. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

                  (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

                           (i)      provide that such Options shall be  assumed,
or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that:
(A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

                           (ii)    in the event of a transaction under the terms
of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

                  (c) Extraordinary Corporate Action. Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                            (i)     appropriately adjust the number of Shares of
Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

                           (ii)    cancel any or all previously granted Options,
provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                           (iii)    make  such  other  adjustments in connection
with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

                  (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

                  (e) Non-recurring Dividends. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately and in an equitable manner.

         Except as expressly provided in Sections 11(a), 11(b) and 11(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 11.

         12. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

         13. Effective Date. The Plan shall become effective upon the date of approval of the Plan by the stockholders of the Company. The Committee may make a determination related to Awards prior to the Effective Date with such Awards to be effective upon the date of stockholder approval of the Plan.

         14.   Approval  by   Stockholders.   The  Plan  shall  be  approved  by
stockholders of the Company within twelve (12) months before or after the date the Plan is approved by the Board.

         15. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 16 hereof.

         16. Amendment and Termination of the Plan.

                  (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 11 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to

Participants   under  the  Plan  or  materially   modify  the  requirements  for
eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

                  (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         17. Conditions Upon Issuance of Shares; Limitations on Option Exercise; Cancellation of Option Rights.

                  (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

                  (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

                  (c) As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

                  (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as determined by the Board of Directors, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

                  (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

         18. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         19. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         20. Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         21. No Employment Rights. No Director, Employee or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Company, the Bank or other Subsidiaries.

         22. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent that federal law shall be deemed to apply.

--------------------------------------------------------------------------------
                                IBT BANCORP, INC.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 18, 2000
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of IBT Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders (the "Meeting"), to be held at the Irwin Masonic Hall, located at 415 Main Street, Irwin, Pennsylvania on Tuesday, April 18, 2000, at 2:00 p.m., local time and at any and all adjournments thereof, in the following manner:
                                                        FOR    WITHHELD
                                                        ---    --------

1. The election as director of the nominees
   listed below with terms expiring in 2003:            [ ]       [ ]

          Thomas Beter
          William D. Fawcett
          Edwin A. Paulone

INSTRUCTIONS: To vote for or withhold your vote for all nominees, mark the appropriate box above. To withhold your vote for either one or two nominees, mark the "FOR" box above and write the name of the nominee(s), for whom authority to vote is being withheld, on the line provided below.

          ----------------------------------------

                                                        FOR    AGAINST   ABSTAIN
                                                        ---    -------   -------

2. Approval of the stock option plan of the year 2000.  [ ]      [ ]       [ ]

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an annual report, a Notice of Annual Meeting of Stockholders and a proxy statement dated March 17, 2000.


                                                   Please check here if you
Dated:                              , 2000    [ ]  plan to attend the Meeting.
       -----------------------------




-----------------------------------         ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER



-----------------------------------         ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------